                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO V.I. AMERICAN FRANCHISE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. American Franchise Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                      Votes   Votes   Broker
Matters                                    Votes For Against Abstain Non-Votes
-------                                    --------- ------- ------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 7,585,055 856,386 884,602     4

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 8,110,711 382,907 832,427     2

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 7,896,322 563,555 866,168     2

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                       INVESCO V.I. AMERICAN VALUE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. American Value Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567

                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                    Votes     Votes    Broker
Matters                                Votes For   Against   Abstain  Non-Votes
-------                                ---------- --------- --------- ---------
 (3)     Approve changing the
         fundamental investment
         restriction regarding the
         purchase or sale of physical
         commodities.................. 14,925,262 1,950,237 1,947,904     0

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC............... 16,043,246   952,903 1,827,254     0

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management
         (India) Private Limited...... 15,459,181 1,848,327 1,515,895     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                  INVESCO V.I. BALANCED-RISK ALLOCATION FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Balanced-Risk Allocation Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                             Votes     Broker
                                Votes For   Votes Against   Abstain   Non-Votes
                              ------------- ------------- ----------- ---------
(2)*  Approve an amendment
      to the Trust's
      Agreement and
      Declaration of Trust
      that would permit fund
      mergers and other
      significant
      transactions upon the
      Board's approval but
      without shareholder
      approval of such
      transactions........... 1,054,920,918  171,591,974  100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                   Votes     Votes     Broker
Matters                               Votes For   Against   Abstain   Non-Votes
-------                               ---------- --------- ---------- ---------
 (3)     Approve changing the
         fundamental investment
         restriction regarding the
         purchase or sale of
         physical commodities........ 76,813,634 9,687,407 11,953,609     1

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to
         add Invesco PowerShares
         Capital Management LLC...... 81,262,167 6,294,845 10,897,638     1

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to
         add Invesco Asset
         Management (India) Private
         Limited..................... 78,582,528 8,693,577 11,178,546     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                          INVESCO V.I. COMSTOCK FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Comstock Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                    Votes     Votes    Broker
 Matters                               Votes For   Against   Abstain  Non-Votes
 -------                               ---------- --------- --------- ---------
  (3)     Approve changing the
          fundamental investment
          restriction regarding the
          purchase or sale of
          physical commodities........ 85,993,885 9,431,945 8,863,256     1

  4(a)    Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to
          add Invesco PowerShares
          Capital Management LLC...... 90,343,080 5,331,419 8,614,588     0

  4(b)    Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to
          add Invesco Asset
          Management (India) Private
          Limited..................... 88,656,942 6,717,199 8,914,944     2

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                         INVESCO V.I. CORE EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Core Equity Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                 Votes
Matters                            Votes For    Withheld
-------                          ------------- ----------
 (1)*    David C. Arch.......... 1,256,086,249 71,094,301
         James T. Bunch......... 1,254,410,156 72,770,397
         Bruce L. Crockett...... 1,258,363,948 68,816,603
         Jack M. Fields......... 1,255,101,592 72,078,961
         Martin L. Flanagan..... 1,257,885,397 69,295,160
         Cynthia Hostetler...... 1,261,335,247 65,845,303
         Dr. Eli Jones.......... 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis. 1,254,728,756 72,451,795
         Teresa M. Ressel....... 1,261,829,473 65,351,074
         Dr. Larry Soll......... 1,254,261,019 72,919,533
         Ann Barnett Stern...... 1,260,861,373 66,319,176
         Raymond Stickel, Jr.... 1,254,379,471 72,801,083
         Philip A. Taylor....... 1,256,589,912 70,590,639
         Robert C. Troccoli..... 1,260,867,549 66,313,003
         Christopher L. Wilson.. 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                    Votes     Votes    Broker
 Matters                               Votes For   Against   Abstain  Non-Votes
 -------                               ---------- --------- --------- ---------
  (3)     Approve changing the
          fundamental investment
          restriction regarding the
          purchase or sale of
          physical commodities........ 28,060,509 3,406,515 2,702,519     0

  4(a)    Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to
          add Invesco PowerShares
          Capital Management LLC...... 29,841,021 1,836,653 2,491,868     1

  4(b)    Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to
          add Invesco Asset
          Management (India) Private
          Limited..................... 29,190,552 2,415,000 2,563,991     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                       INVESCO V.I. CORE PLUS BOND FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Core Plus Bond Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567

                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                      Votes   Votes   Broker
Matters                                    Votes For Against Abstain Non-Votes
-------                                    --------- ------- ------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 2,094,333 143,010 251,389     0

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 2,123,851  94,526 270,355     0

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 2,027,588 170,619 290,525     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                    INVESCO V.I. DIVERSIFIED DIVIDEND FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Diversified Dividend Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                        Votes     Votes    Broker
Matters                                    Votes For   Against   Abstain  Non-Votes
-------                                    ---------- --------- --------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 17,446,867 1,846,249 2,065,826     0

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 18,277,787 1,207,860 1,873,295     0

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 17,927,741 1,481,138 1,950,063     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                  INVESCO V.I. EQUALLY-WEIGHTED S&P 500 FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Equally-Weighted S&P 500 Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                       Votes     Votes    Broker
Matters                                    Votes For  Against   Abstain  Non-Votes
-------                                    --------- --------- --------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 6,867,278 1,288,491 1,267,939     2

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 7,433,461   909,805 1,080,443     1

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 6,959,113 1,141,129 1,323,467     1

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                      INVESCO V.I. EQUITY AND INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Equity and Income Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                        Votes     Votes    Broker
Matters                                    Votes For   Against   Abstain  Non-Votes
-------                                    ---------- --------- --------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 65,999,633 7,430,369 7,645,483     0

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 69,654,361 4,541,959 6,879,164     1

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 67,285,491 6,787,537 7,002,456     1

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO V.I. GLOBAL CORE EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Global Core Equity Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                      Votes   Votes   Broker
Matters                                    Votes For Against Abstain Non-Votes
-------                                    --------- ------- ------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 6,505,446 943,749 599,703     0

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 6,883,767 500,377 664,754     0

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 6,813,136 539,399 696,363     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO V.I. GLOBAL HEALTH CARE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Global Health Care Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                       Votes   Votes   Broker
 Matters                                    Votes For Against Abstain Non-Votes
 -------                                    --------- ------- ------- ---------

  (3)     Approve changing the fundamental
          investment restriction regarding
          the purchase or sale of physical
          commodities...................... 5,539,650 539,178 601,174     0

  4(a)    Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to add
          Invesco PowerShares Capital
          Management LLC................... 5,761,524 289,094 629,384     0

  4(b)    Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to add
          Invesco Asset Management (India)
          Private Limited.................. 5,693,456 432,677 553,860     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO V.I. GLOBAL REAL ESTATE FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Global Real Estate Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                    Votes     Votes    Broker
 Matters                               Votes For   Against   Abstain  Non-Votes
 -------                               ---------- --------- --------- ---------
  (3)     Approve changing the
          fundamental investment
          restriction regarding the
          purchase or sale of
          physical commodities........ 10,778,625 1,760,684 1,420,231     0

  4(a)    Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to
          add Invesco PowerShares
          Capital Management LLC...... 11,514,403 1,117,230 1,327,907     0

  4(b)    Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to
          add Invesco Asset
          Management (India) Private
          Limited..................... 11,359,490 1,295,580 1,304,470     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                   INVESCO V.I. GOVERNMENT MONEY MARKET FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Government Money Market Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                         Votes      Votes     Broker
Matters                                     Votes For   Against    Abstain   Non-Votes
-------                                    ----------- ---------- ---------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 496,878,215 57,779,405 45,132,269     2

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 525,972,528 34,768,690 39,048,672     2

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 524,086,781 35,037,165 40,665,944     1

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                    INVESCO V.I. GOVERNMENT SECURITIES FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Government Securities Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                        Votes     Votes    Broker
Matters                                    Votes For   Against   Abstain  Non-Votes
-------                                    ---------- --------- --------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 37,829,975 3,618,706 3,965,574     1

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 39,454,629 2,088,799 3,870,828     0

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 38,249,168 2,824,445 4,340,641     2

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                      INVESCO V.I. GROWTH AND INCOME FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Growth and Income Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                        Votes     Votes    Broker
Matters                                    Votes For   Against   Abstain  Non-Votes
-------                                    ---------- --------- --------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 80,921,880 7,145,373 8,098,106     3

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 83,942,160 4,547,715 7,675,484     3

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 81,472,939 6,537,047 8,155,373     3

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                         INVESCO V.I. HIGH YIELD FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. High Yield Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                        Votes     Votes    Broker
Matters                                    Votes For   Against   Abstain  Non-Votes
-------                                    ---------- --------- --------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 21,292,742 1,966,589 2,208,774     1

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 22,213,290 1,164,443 2,090,372     1

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 21,796,998 1,613,800 2,057,308     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                    INVESCO V.I. INTERNATIONAL GROWTH FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. International Growth Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567

                                                               Votes     Broker
                                  Votes For   Votes Against   Abstain   Non-Votes
                                ------------- ------------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918  171,591,974  100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                        Votes     Votes    Broker
Matters                                    Votes For   Against   Abstain  Non-Votes
-------                                    ---------- --------- --------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 31,313,981 3,945,732 3,115,649     0

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 33,595,366 1,952,982 2,827,012     2

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 32,781,127 2,614,625 2,979,610     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO V.I. MANAGED VOLATILITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Managed Volatility Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567

                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                      Votes   Votes   Broker
Matters                                    Votes For Against Abstain Non-Votes
-------                                    --------- ------- ------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 3,089,682 336,321 304,364     0

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 3,364,940 146,387 219,040     0

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 3,273,992 224,679 231,696     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO V.I. MID CAP CORE EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Mid Cap Core Equity Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                        Votes     Votes    Broker
Matters                                    Votes For   Against   Abstain  Non-Votes
-------                                    ---------- --------- --------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 18,556,431 2,641,262 1,917,524     1

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 19,686,790 1,627,309 1,801,118     1

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 19,309,742 1,964,907 1,840,569     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                       INVESCO V.I. MID CAP GROWTH FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Mid Cap Growth Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                        Votes     Votes    Broker
Matters                                    Votes For   Against   Abstain  Non-Votes
-------                                    ---------- --------- --------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 32,972,148 4,197,769 4,122,288     0

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 35,053,112 2,250,027 3,989,066     0

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 33,991,068 2,985,218 4,315,919     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                      INVESCO V.I. SMALL CAP EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Small Cap Equity Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                    Votes     Votes    Broker
 Matters                               Votes For   Against   Abstain  Non-Votes
 -------                               ---------- --------- --------- ---------
  (3)     Approve changing the
          fundamental investment
          restriction regarding the
          purchase or sale of
          physical commodities........ 13,217,283 1,319,545 1,096,237     0

  4(a)    Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to
          add Invesco PowerShares
          Capital Management LLC...... 13,845,527   805,389   982,149     0

  4(b)    Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to
          add Invesco Asset
          Management (India) Private
          Limited..................... 13,584,501 1,020,468 1,028,096     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                        INVESCO V.I. S&P 500 INDEX FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. S&P 500 Index Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                 Votes
Matters                            Votes For    Withheld
-------                          ------------- ----------
 (1)*    David C. Arch.......... 1,256,086,249 71,094,301
         James T. Bunch......... 1,254,410,156 72,770,397
         Bruce L. Crockett...... 1,258,363,948 68,816,603
         Jack M. Fields......... 1,255,101,592 72,078,961
         Martin L. Flanagan..... 1,257,885,397 69,295,160
         Cynthia Hostetler...... 1,261,335,247 65,845,303
         Dr. Eli Jones.......... 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis. 1,254,728,756 72,451,795
         Teresa M. Ressel....... 1,261,829,473 65,351,074
         Dr. Larry Soll......... 1,254,261,019 72,919,533
         Ann Barnett Stern...... 1,260,861,373 66,319,176
         Raymond Stickel, Jr.... 1,254,379,471 72,801,083
         Philip A. Taylor....... 1,256,589,912 70,590,639
         Robert C. Troccoli..... 1,260,867,549 66,313,003
         Christopher L. Wilson.. 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                      Votes   Votes   Broker
Matters                                    Votes For Against Abstain Non-Votes
-------                                    --------- ------- ------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 3,925,928 867,869 368,215     0

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 4,187,496 675,560 298,956     0

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 4,061,599 765,675 334,738     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                         INVESCO V.I. TECHNOLOGY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Technology Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                      Votes   Votes   Broker
Matters                                    Votes For Against Abstain Non-Votes
-------                                    --------- ------- ------- ---------
 (3)     Approve changing the fundamental
         investment restriction regarding
         the purchase or sale of physical
         commodities...................... 3,473,185 346,671 232,452     0

 4(a)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco PowerShares Capital
         Management LLC................... 3,558,647 227,022 266,639     0

 4(b)    Approve an amendment to the
         current Master Intergroup
         Sub-Advisory Contract to add
         Invesco Asset Management (India)
         Private Limited.................. 3,549,529 276,566 226,213     0

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                     INVESCO V.I. VALUE OPPORTUNITIES FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco V.I. Value Opportunities Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purposes:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory
     Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                        Votes
Matters                                   Votes For    Withheld
-------                                 ------------- ----------
 (1)*    David C. Arch................. 1,256,086,249 71,094,301
         James T. Bunch................ 1,254,410,156 72,770,397
         Bruce L. Crockett............. 1,258,363,948 68,816,603
         Jack M. Fields................ 1,255,101,592 72,078,961
         Martin L. Flanagan............ 1,257,885,397 69,295,160
         Cynthia Hostetler............. 1,261,335,247 65,845,303
         Dr. Eli Jones................. 1,257,497,296 69,683,257
         Dr. Prema Mathai-Davis........ 1,254,728,756 72,451,795
         Teresa M. Ressel.............. 1,261,829,473 65,351,074
         Dr. Larry Soll................ 1,254,261,019 72,919,533
         Ann Barnett Stern............. 1,260,861,373 66,319,176
         Raymond Stickel, Jr........... 1,254,379,471 72,801,083
         Philip A. Taylor.............. 1,256,589,912 70,590,639
         Robert C. Troccoli............ 1,260,867,549 66,313,003
         Christopher L. Wilson......... 1,260,186,985 66,993,567


                                                 Votes       Votes     Broker
                                  Votes For     Against     Abstain   Non-Votes
                                ------------- ----------- ----------- ---------
(2)*  Approve an amendment to
      the Trust's Agreement
      and Declaration of Trust
      that would permit fund
      mergers and other
      significant transactions
      upon the Board's
      approval but without
      shareholder approval of
      such transactions........ 1,054,920,918 171,591,974 100,667,642    18

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

                                                    Votes     Votes    Broker
 Matters                               Votes For   Against   Abstain  Non-Votes
 -------                               ---------- --------- --------- ---------
  (3)     Approve changing the
          fundamental investment
          restriction regarding the
          purchase or sale of
          physical commodities........ 17,083,778 2,259,854 1,540,715     0

  4(a)    Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to
          add Invesco PowerShares
          Capital Management LLC...... 18,175,062 1,176,261 1,533,024     0

  4(b)    Approve an amendment to the
          current Master Intergroup
          Sub-Advisory Contract to
          add Invesco Asset
          Management (India) Private
          Limited..................... 17,604,573 1,440,910 1,838,864     0